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SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Quarter Ended June 30, 2018

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

BUSINESS DEVELOPMENTS
Acquisition Activity

537 West 26th Street

On February 9, 2018, we acquired 537 West 26th Street, a 14,000 square foot commercial property adjacent to our 260 Eleventh Avenue office property and 55,000 square feet of additional zoning air rights, for $44,000,000.

Disposition Activities

11 East 68th Street

On January 17, 2018, Vornado Capital Partners Real Estate Fund (the "Fund") completed the sale of the retail condominium at 11 East 68th Street, a property located on Madison Avenue and 68th Street, for $82,000,000. From the inception of this investment through its disposition, the Fund realized a $46,259,000 net gain.

27 Washington Square North

On June 21, 2018, we completed the $45,000,000 sale of 27 Washington Square North, which resulted in a net gain of $23,559,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. We acquired the property in December 2015 for $20,000,000.

Financing Activities

On January 4 and 11, 2018, we redeemed all of the outstanding 6.625% Series G and Series I cumulative redeemable preferred shares at their redemption price of $25.00 per share, or $470,000,000 in the aggregate, plus accrued and unpaid dividends through the date of redemption, and expensed $14,486,000 of previously capitalized issuance costs.

On January 5, 2018, we completed a $100,000,000 refinancing of 33-00 Northern Boulevard (Center Building), a 471,000 square foot office building in Long Island City, New York. The seven-year loan is at LIBOR plus 1.80%, which was swapped to a fixed rate of 4.14%. We realized net proceeds of approximately $37,200,000 after repayment of the existing 4.43% $59,800,000 mortgage and closing costs.

On April 19, 2018, the joint venture between our Fund (25% owned) and our Crowne Plaza Joint Venture (57.1% owned) completed a $255,000,000 refinancing of the Crowne Plaza Times Square Hotel. The interest-only loan is at LIBOR plus 3.51% (5.56% at June 30, 2018) and matures in May 2020 with three one-year extension options. In connection therewith, the joint venture purchased an interest rate cap that caps LIBOR at a rate of 4.00%. The Crowne Plaza Times Square Hotel was previously encumbered by a $310,000,000 interest-only mortgage at LIBOR plus 2.80%, which was scheduled to mature in December 2018.

On June 11, 2018, the joint venture (50.1% owned) that owns Independence Plaza, a three-building 1,327 unit residential complex in the Tribeca submarket of Manhattan completed a $675,000,000 refinancing of Independence Plaza. The seven-year interest-only loan matures in July 2025 and has a fixed rate of 4.25%. Our share of net proceeds, after repayment of the existing 3.48% $550,000,000 mortgage and closing costs, was $55,618,000.

BUSINESS DEVELOPMENTS
Second Quarter Leasing Activity

611,000 square feet of New York Office space (545,000 square feet at share) at an initial rent of $88.28 per square foot and a weighted average term of 10.5 years.  The GAAP and cash mark-to-markets on the 502,000 square feet of second generation space were 41.3% and 28.4%, respectively. Tenant improvements and leasing commissions were $9.63 per square foot per annum, or 10.9% of initial rent.

49,000 square feet of New York Retail space (44,000 square feet at share) at an initial rent of $165.98 per square foot and a weighted average term of 5.9 years.  The GAAP and cash mark-to-markets on the 38,000 square feet of second generation space were 11.6% and 8.7%, respectively. Tenant improvements and leasing commissions were $18.73 per square foot per annum, or 11.3% of initial rent.

50,000 square feet at theMART (all at share and all second generation) at an initial rent of $51.66 per square foot and a weighted average term of 5.4 years.  The GAAP and cash mark-to-markets were 9.4% and 1.6%, respectively. Tenant improvements and leasing commissions were $1.55 per square foot per annum, or 3.0% of initial rent.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	For the Three Months Ended					For the Six Months Ended June 30,
	June 30,			March 31, 2018
	2018		2017			2018		2017
Total revenues	$541,818		$511,087	$536,437		$1,078,255		$1,019,145

Net income (loss) attributable to common shareholders	$111,534		$115,972	$(17,841)		$93,693		$163,724
Per common share:
Basic	$0.59		$0.61	$(0.09)		$0.49		$0.86
Diluted	$0.58		$0.61	$(0.09)		$0.49		$0.86

Net income attributable to common shareholders, as adjusted (non-GAAP)	$69,653		$67,372	$56,424		$126,077		$113,512
Per diluted share (non-GAAP)	$0.36		$0.35	$0.30		$0.66		$0.60

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$187,412		$180,544	$173,785		$361,377		$339,414
Per diluted share (non-GAAP)	$0.98		$0.95	$0.91		$1.89		$1.78

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$209,680		$257,673	$102,479		$312,339		$463,422
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$223,851		$274,735	$109,418		$333,270		$494,230
Per diluted share (non-GAAP)	$1.10		$1.35	$0.54		$1.63		$2.43

Dividends per common share	$0.63	(1)	$0.71	$0.63	(1)	$1.26	(1)	$1.42

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	64.3%		74.7%	69.2%		66.7%		79.8%
FAD payout ratio	94.0%		87.7%	90.0%		92.6%		91.6%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,168		190,444	191,057		191,228		190,450
Convertible units:
Class A	11,864		11,732	11,848		11,856		11,684
D-13	680		491	678		684		470
G1-G4	54		42	58		54		42
Equity awards - unit equivalents	322		446	353		221		542
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	204,088		203,155	203,994		204,043		203,188
______________
(1) Reflects the July 17, 2017 spin-off of JGB SMITH Properties (NYSE: JBGS).

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	Three Months Ended
	June 30,			March 31, 2018
	2018	2017	Inc (Dec)
Property rentals	$431,377	$406,025	$25,352	$422,099
Straight-lining of rents	2,692	10,030	(7,338)	7,430
Amortization of acquired below-market leases, net	10,526	12,588	(2,062)	10,581
Total property rentals	444,595	428,643	15,952	440,110
Tenant expense reimbursements	58,312	51,657	6,655	60,310
Fee and other income:
BMS cleaning fees	30,867	24,425	6,442	28,355
Management and leasing fees	2,707	2,777	(70)	2,764
Lease termination fees	804	1,106	(302)	345
Other income	4,533	2,479	2,054	4,553
Total revenues	541,818	511,087	30,731	536,437
Operating expenses	235,981	215,700	20,281	237,602
Depreciation and amortization	111,846	105,123	6,723	108,686
General and administrative	34,427	35,405	(978)	42,533
Expense (income) from deferred compensation plan liability	2,077	789	1,288	(404)
Transaction related costs and other	1,017	260	757	13,156
Total expenses	385,348	357,277	28,071	401,573
Operating income	156,470	153,810	2,660	134,864
Income (loss) from partially owned entities	8,757	46,021	(37,264)	(9,904)
(Loss) income from real estate fund investments	(28,976)	4,391	(33,367)	(8,807)
Interest and other investment income (loss), net	30,892	8,541	22,351	(24,384)
Income (loss) from deferred compensation plan assets	2,077	789	1,288	(404)
Interest and debt expense	(87,657)	(84,789)	(2,868)	(88,166)
Net gains on disposition of wholly owned and partially owned assets	23,559	—	23,559	—
Income before income taxes	105,122	128,763	(23,641)	3,199
Income tax (expense) benefit	(467)	610	(1,077)	(2,554)
Income from continuing operations	104,655	129,373	(24,718)	645
Income (loss) from discontinued operations	683	18,111	(17,428)	(363)
Net income	105,338	147,484	(42,146)	282
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	26,175	(7,677)	33,852	8,274
Operating Partnership	(7,445)	(7,706)	261	1,124
Net income attributable to Vornado	124,068	132,101	(8,033)	9,680
Preferred share dividends	(12,534)	(16,129)	3,595	(13,035)
Preferred share issuance costs	—	—	—	(14,486)
Net income (loss) attributable to common shareholders	$111,534	$115,972	$(4,438)	$(17,841)

Capitalized expenditures:
Leasing payroll	$1,358	$1,241	$117	$1,348
Development payroll	$3,249	$1,667	$1,582	$1,709
Interest and debt expense	$16,754	$11,580	$5,174	$14,726

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	Six Months Ended June 30,
	2018	2017	Inc (Dec)
Property rentals	$853,476	$797,945	$55,531
Straight-lining of rents	10,122	21,886	(11,764)
Amortization of acquired below-market leases, net	21,107	23,704	(2,597)
Total property rentals	884,705	843,535	41,170
Tenant expense reimbursements	118,622	110,690	7,932
Fee and other income:
BMS cleaning fees	59,222	49,496	9,726
Management and leasing fees	5,471	5,052	419
Lease termination fees	1,149	4,956	(3,807)
Other income	9,086	5,416	3,670
Total revenues	1,078,255	1,019,145	59,110
Operating expenses	473,583	436,359	37,224
Depreciation and amortization	220,532	210,251	10,281
General and administrative	76,960	81,580	(4,620)
Expense from deferred compensation plan liability	1,673	3,258	(1,585)
Transaction related costs and other	14,173	1,012	13,161
Total expenses	786,921	732,460	54,461
Operating income	291,334	286,685	4,649
(Loss) income from partially owned entities	(1,147)	47,379	(48,526)
(Loss) income from real estate fund investments	(37,783)	4,659	(42,442)
Interest and other investment income, net	6,508	15,236	(8,728)
Income from deferred compensation plan assets	1,673	3,258	(1,585)
Interest and debt expense	(175,823)	(167,513)	(8,310)
Net gains on disposition of wholly owned and partially owned assets	23,559	501	23,058
Income before income taxes	108,321	190,205	(81,884)
Income tax expense	(3,021)	(2,303)	(718)
Income from continuing operations	105,300	187,902	(82,602)
Income from discontinued operations	320	33,429	(33,109)
Net income	105,620	221,331	(115,711)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	34,449	(14,414)	48,863
Operating Partnership	(6,321)	(10,935)	4,614
Net income attributable to Vornado	133,748	195,982	(62,234)
Preferred share dividends	(25,569)	(32,258)	6,689
Preferred share issuance costs	(14,486)	—	(14,486)
Net income attributable to common shareholders	$93,693	$163,724	$(70,031)

Capitalized expenditures:
Leasing payroll	$2,706	$2,214	$492
Development payroll	$4,958	$2,839	$2,119
Interest and debt expense	$31,481	$22,395	$9,086

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	Three Months Ended June 30, 2018
	Total	New York	Other
Property rentals	$431,377	$357,528	$73,849
Straight-lining of rents	2,692	2,410	282
Amortization of acquired below-market leases, net	10,526	10,228	298
Total property rentals	444,595	370,166	74,429
Tenant expense reimbursements	58,312	50,750	7,562
Fee and other income:
BMS cleaning fees	30,867	33,407	(2,540)
Management and leasing fees	2,707	2,464	243
Lease termination fees	804	400	404
Other income	4,533	1,365	3,168
Total revenues	541,818	458,552	83,266
Operating expenses	235,981	200,903	35,078
Depreciation and amortization	111,846	89,610	22,236
General and administrative	34,427	10,133	24,294
Expense from deferred compensation plan liability	2,077	—	2,077
Transaction related costs and other	1,017	—	1,017
Total expenses	385,348	300,646	84,702
Operating income (loss)	156,470	157,906	(1,436)
Income from partially owned entities	8,757	8,231	526
Loss from real estate fund investments	(28,976)	—	(28,976)
Interest and other investment income, net	30,892	1,763	29,129
Income from deferred compensation plan assets	2,077	—	2,077
Interest and debt expense	(87,657)	(61,413)	(26,244)
Net gains on disposition of wholly owned and partially owned assets	23,559	23,559	—
Income (loss) before income taxes	105,122	130,046	(24,924)
Income tax (expense) benefit	(467)	(973)	506
Income (loss) from continuing operations	104,655	129,073	(24,418)
Income from discontinued operations	683	—	683
Net income (loss)	105,338	129,073	(23,735)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	26,175	(2,464)	28,639
Operating Partnership	(7,445)	—	(7,445)
Net income (loss) attributable to Vornado	124,068	126,609	(2,541)
Preferred share dividends	(12,534)	—	(12,534)
Net income (loss) attributable to common shareholders for the three months ended June 30, 2018	$111,534	$126,609	$(15,075)
Net income attributable to common shareholders for the three months ended June 30, 2017	$115,972	$104,032	$11,940

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	Six Months Ended June 30, 2018
	Total	New York	Other
Property rentals	$853,476	$700,573	$152,903
Straight-lining of rents	10,122	8,429	1,693
Amortization of acquired below-market leases, net	21,107	20,510	597
Total property rentals	884,705	729,512	155,193
Tenant expense reimbursements	118,622	105,240	13,382
Fee and other income:
BMS cleaning fees	59,222	63,560	(4,338)
Management and leasing fees	5,471	4,945	526
Lease termination fees	1,149	708	441
Other income	9,086	3,071	6,015
Total revenues	1,078,255	907,036	171,219
Operating expenses	473,583	398,819	74,764
Depreciation and amortization	220,532	176,760	43,772
General and administrative	76,960	21,249	55,711
Expense from deferred compensation plan liability	1,673	—	1,673
Transaction related costs and other	14,173	13,103	1,070
Total expenses	786,921	609,931	176,990
Operating income (loss)	291,334	297,105	(5,771)
(Loss) income from partially owned entities	(1,147)	1,293	(2,440)
Loss from real estate fund investments	(37,783)	—	(37,783)
Interest and other investment income, net	6,508	3,021	3,487
Income from deferred compensation plan assets	1,673	—	1,673
Interest and debt expense	(175,823)	(123,622)	(52,201)
Net gains on disposition of wholly owned and partially owned assets	23,559	23,559	—
Income (loss) before income taxes	108,321	201,356	(93,035)
Income tax expense	(3,021)	(2,014)	(1,007)
Income (loss) from continuing operations	105,300	199,342	(94,042)
Income from discontinued operations	320	—	320
Net income (loss)	105,620	199,342	(93,722)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	34,449	1,205	33,244
Operating Partnership	(6,321)	—	(6,321)
Net income (loss) attributable to Vornado	133,748	200,547	(66,799)
Preferred share dividends	(25,569)	—	(25,569)
Preferred share issuance costs	(14,486)	—	(14,486)
Net income (loss) attributable to common shareholders for the six months ended June 30, 2018	$93,693	$200,547	$(106,854)
Net income (loss) attributable to common shareholders for the six months ended June 30, 2017	$163,724	$198,052	$(34,328)

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended June 30, 2018
	Total	New York	Other
Total revenues	$541,818	$458,552	$83,266
Operating expenses	235,981	200,903	35,078
NOI - consolidated	305,837	257,649	48,188
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,160)	(11,560)	(5,600)
Add: Our share of NOI from partially owned entities	65,752	49,778	15,974
NOI at share	354,429	295,867	58,562
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(12,481)	(12,713)	232
NOI at share - cash basis	$341,948	$283,154	$58,794

	For the Three Months Ended June 30, 2017
	Total	New York	Other
Total revenues	$511,087	$436,862	$74,225
Operating expenses	215,700	185,712	29,988
NOI - consolidated	295,387	251,150	44,237
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,269)	(11,348)	(4,921)
Add: Our share of NOI from partially owned entities	67,016	46,386	20,630
NOI at share	346,134	286,188	59,946
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(22,475)	(18,297)	(4,178)
NOI at share - cash basis	$323,659	$267,891	$55,768

	For the Three Months Ended March 31, 2018
	Total	New York	Other
Total revenues	$536,437	$448,484	$87,953
Operating expenses	237,602	197,916	39,686
NOI - consolidated	298,835	250,568	48,267
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,312)	(11,745)	(5,567)
Add: Our share of NOI from partially owned entities	67,513	49,773	17,740
NOI at share	349,036	288,596	60,440
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(17,948)	(17,323)	(625)
NOI at share - cash basis	$331,088	$271,273	$59,815
________________________________________
See Appendix page vii for details of NOI components.

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Six Months Ended June 30, 2018
	Total	New York	Other
Total revenues	$1,078,255	$907,036	$171,219
Operating expenses	473,583	398,819	74,764
NOI - consolidated	604,672	508,217	96,455
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(34,472)	(23,305)	(11,167)
Add: Our share of NOI from partially owned entities	133,265	99,551	33,714
NOI at share	703,465	584,463	119,002
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(30,429)	(30,036)	(393)
NOI at share - cash basis	$673,036	$554,427	$118,609

	For the Six Months Ended June 30, 2017
	Total	New York	Other
Total revenues	$1,019,145	$863,101	$156,044
Operating expenses	436,359	368,819	67,540
NOI - consolidated	582,786	494,282	88,504
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(32,607)	(22,787)	(9,820)
Add: Our share of NOI from partially owned entities	133,113	91,848	41,265
NOI at share	683,292	563,343	119,949
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(42,956)	(36,669)	(6,287)
NOI at share - cash basis	$640,336	$526,674	$113,662
________________________________________
See Appendix page vii for details of NOI components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT
(unaudited and in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2018
	2018	2017		2018	2017
NOI at share:
New York:
Office	$184,867	$171,809	$187,156	$372,023	$346,533
Retail	87,109	89,955	87,909	175,018	179,003
Residential	6,338	6,191	6,141	12,479	12,469
Alexander's	11,909	11,966	11,575	23,484	23,709
Hotel Pennsylvania	5,644	6,267	(4,185)	1,459	1,629
Total New York	295,867	286,188	288,596	584,463	563,343

Other:
theMART	27,816	26,182	26,875	54,691	52,071
555 California Street	13,660	12,032	13,511	27,171	24,066
Other investments	17,086	21,732	20,054	37,140	43,812
Total Other	58,562	59,946	60,440	119,002	119,949

Total NOI at share	$354,429	$346,134	$349,036	$703,465	$683,292

NOI at share - cash basis:
New York:
Office	$180,710	$163,972	$178,199	$358,909	$330,311
Retail	79,139	79,967	79,589	158,728	159,386
Residential	5,463	5,342	5,599	11,062	10,884
Alexander's	12,098	12,311	12,039	24,137	24,399
Hotel Pennsylvania	5,744	6,299	(4,153)	1,591	1,694
Total New York	283,154	267,891	271,273	554,427	526,674

Other:
theMART	27,999	24,897	27,079	55,078	49,429
555 California Street	13,808	11,151	12,826	26,634	22,476
Other investments	16,987	19,720	19,910	36,897	41,757
Total Other	58,794	55,768	59,815	118,609	113,662

Total NOI at share - cash basis	$341,948	$323,659	$331,088	$673,036	$640,336

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP)
(unaudited)

	Total	New York(2)	theMART	555 California Street
Same store NOI at share % increase(1):
Three months ended June 30, 2018 compared to June 30, 2017	4.7%	4.2%	5.2%	13.5%
Six months ended June 30, 2018 compared to June 30, 2017	4.5%	4.1%	4.3%	12.9%
Three months ended June 30, 2018 compared to March 31, 2018	3.2%	3.3%	3.4%	1.1%

Same store NOI at share - cash basis % increase(1):
Three months ended June 30, 2018 compared to June 30, 2017	7.0%	5.9%	10.8%	23.8%
Six months ended June 30, 2018 compared to June 30, 2017	6.7%	5.8%	10.4%	18.5%
Three months ended June 30, 2018 compared to March 31, 2018	4.6%	4.6%	2.9%	7.7%
____________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
		Increase (Decrease)
(2)	Excluding Hotel Pennsylvania - New York same store NOI at share % increase (decrease):
	Three months ended June 30, 2018 compared to June 30, 2017	4.6%
	Six months ended June 30, 2018 compared to June 30, 2017	4.2%
	Three months ended June 30, 2018 compared to March 31, 2018	(0.3)%

	Excluding Hotel Pennsylvania - New York same store NOI at share - cash basis % increase:
	Three months ended June 30, 2018 compared to June 30, 2017	6.3%
	Six months ended June 30, 2018 compared to June 30, 2017	5.8%
	Three months ended June 30, 2018 compared to March 31, 2018	0.7%

NOI AT SHARE BY REGION
(unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Region:
New York City metropolitan area	88%	88%	88%	88%
Chicago, IL	8%	8%	8%	8%
San Francisco, CA	4%	4%	4%	4%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	As of		Increase (Decrease)
	June 30, 2018	December 31, 2017
ASSETS
Real estate, at cost:
Land	$3,175,830	$3,143,648	$32,182
Buildings and improvements	9,969,190	9,898,605	70,585
Development costs and construction in progress	1,797,301	1,615,101	182,200
Leasehold improvements and equipment	105,625	98,941	6,684
Total	15,047,946	14,756,295	291,651
Less accumulated depreciation and amortization	(3,035,523)	(2,885,283)	(150,240)
Real estate, net	12,012,423	11,871,012	141,411
Cash and cash equivalents	1,090,791	1,817,655	(726,864)
Restricted cash	121,168	97,157	24,011
Marketable securities	165,650	182,752	(17,102)
Tenant and other receivables, net	65,773	58,700	7,073
Investments in partially owned entities	959,801	1,056,829	(97,028)
Real estate fund investments	373,039	354,804	18,235
Receivable arising from the straight-lining of rents, net	936,614	926,711	9,903
Deferred leasing costs, net	443,859	403,492	40,367
Identified intangible assets, net	146,370	159,260	(12,890)
Assets related to discontinued operations	52	1,357	(1,305)
Other assets	550,543	468,205	82,338
Total Assets	$16,866,083	$17,397,934	$(531,851)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$8,108,618	$8,137,139	$(28,521)
Senior unsecured notes, net	843,417	843,614	(197)
Unsecured term loan, net	749,494	748,734	760
Unsecured revolving credit facilities	80,000	—	80,000
Accounts payable and accrued expenses	394,079	415,794	(21,715)
Deferred revenue	187,934	227,069	(39,135)
Deferred compensation plan	100,368	109,177	(8,809)
Liabilities related to discontinued operations	214	3,620	(3,406)
Preferred shares redeemed on January 4 and 11, 2018	—	455,514	(455,514)
Other liabilities	520,331	464,635	55,696
Total liabilities	10,984,455	11,405,296	(420,841)
Redeemable noncontrolling interests	938,041	984,937	(46,896)
Vornado shareholders' equity	4,281,875	4,337,652	(55,777)
Noncontrolling interests in consolidated subsidiaries	661,712	670,049	(8,337)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$16,866,083	$17,397,934	$(531,851)

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York			555 California Street
	Office	Retail	theMART
Three Months Ended June 30, 2018
Total square feet leased	611	49	50	—
Our share of square feet leased:	545	44	50	—
Initial rent(1)	$88.28	$165.98	$51.66	$—
Weighted average lease term (years)	10.5	5.9	5.4	—
Second generation relet space:
Square feet	502	38	50	—
GAAP basis:
Straight-line rent(2)	$94.89	$153.04	$51.26	$—
Prior straight-line rent	$67.17	$137.19	$46.86	$—
Percentage increase	41.3%	11.6%	9.4%	—%
Cash basis (non-GAAP):
Initial rent(1)	$89.59	$145.58	$51.66	$—
Prior escalated rent	$69.80	$133.90	$50.83	$—
Percentage increase	28.4%	8.7%	1.6%	—%
Tenant improvements and leasing commissions:
Per square foot	$101.10	$110.51	$8.35	$—
Per square foot per annum	$9.63	$18.73	$1.55	$—
Percentage of initial rent	10.9%	11.3%	3.0%	—%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York					555 California Street
	Office		Retail		theMART
Six Months Ended June 30, 2018
Total square feet leased	1,036		126		169	89
Our share of square feet leased:	903		120		169	62
Initial rent(1)	$85.81		$195.29		$50.77	$85.89
Weighted average lease term (years)	10.5		5.0		5.6	7.1
Second generation relet space:
Square feet	787		114		163	30
GAAP basis:
Straight-line rent(2)	$91.34		$199.25		$51.14	$99.34
Prior straight-line rent	$61.81		$214.76		$40.30	$71.29
Percentage increase (decrease)	47.8%	(3)	(7.2)%	(4)	26.9%	39.3%
Cash basis (non-GAAP):
Initial rent(1)	$87.55		$190.03		$50.73	$96.68
Prior escalated rent	$64.75		$221.94		$42.83	$82.61
Percentage increase (decrease)	35.2%	(3)	(14.4)%	(4)	18.4%	17.0%
Tenant improvements and leasing commissions:
Per square foot	$99.87		$80.44		$19.29	$82.65
Per square foot per annum	$9.51		$16.09		$3.44	$11.64
Percentage of initial rent	11.1%		8.2%		6.8%	13.6%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)	Excluding a single lease at 770 Broadway for 77 square feet, the GAAP and cash basis mark-to-markets were 35.6% and 24.0%, respectively.

(4)	Excluding a single lease at 435 Seventh Avenue for 43 square feet, the GAAP and cash basis mark-to-markets were 16.0% and 6.4%, respectively.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	10,000	$313,000	$31.30	—%

	Third Quarter 2018	72,000	6,477,000	89.96	0.6%
	Fourth Quarter 2018	325,000	26,086,000	80.26	2.3%
	Total 2018	397,000	32,563,000	82.02	2.9%
	First Quarter 2019	226,000	13,173,000	58.29	1.1%
	Second Quarter 2019	182,000	11,964,000	65.74	1.0%
	Remaining 2019	349,000	22,973,000	65.83	2.0%
	2020	1,336,000	93,890,000	70.28	8.1%
	2021	1,184,000	90,523,000	76.46	7.8%
	2022	698,000	45,860,000	65.70	4.0%
	2023	1,943,000	155,746,000	80.16	13.4%
	2024	1,370,000	107,966,000	78.81	9.3%
	2025	816,000	61,158,000	74.95	5.3%
	2026	1,182,000	90,609,000	76.66	7.8%
	2027	1,101,000	78,389,000	71.20	6.8%
	2028	952,000	66,505,000	69.86	5.7%
	Thereafter	4,372,000	287,229,000	65.70	24.8%

Retail:	Month to Month	55,000	$4,078,000	$74.15	0.9%

	Third Quarter 2018	26,000	11,185,000	430.19	2.5%
	Fourth Quarter 2018	9,000	1,718,000	190.89	0.4%
	Total 2018	35,000	12,903,000	368.66	2.9%
	First Quarter 2019	48,000	14,200,000	295.83	3.1%
	Second Quarter 2019	85,000	7,284,000	85.69	1.6%
	Remaining 2019	65,000	16,983,000	261.28	3.7%
	2020	82,000	12,214,000	148.95	2.7%
	2021	58,000	9,670,000	166.72	2.1%
	2022	32,000	7,427,000	232.09	1.6%
	2023	107,000	43,623,000	407.69	9.6%
	2024	210,000	74,501,000	354.77	16.3%
	2025	41,000	18,094,000	441.32	4.0%
	2026	129,000	43,472,000	336.99	9.5%
	2027	31,000	21,831,000	704.23	4.8%
	2028	43,000	17,455,000	405.93	3.8%
	Thereafter	885,000	152,472,000	172.28	33.4%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	6,000	$375,000	$62.50	0.2%

	Third Quarter 2018	154,000	5,194,000	33.73	3.4%
	Fourth Quarter 2018	49,000	2,274,000	46.41	1.5%
	Total 2018	203,000	7,468,000	36.79	4.9%
	First Quarter 2019	56,000	2,980,000	53.21	1.9%
	Second Quarter 2019	15,000	830,000	55.33	0.5%
	Remaining 2019	73,000	3,581,000	49.05	2.3%
	2020	290,000	12,937,000	44.61	8.5%
	2021	350,000	14,971,000	42.77	9.7%
	2022	666,000	28,759,000	43.18	18.7%
	2023	289,000	13,264,000	45.90	8.6%
	2024	224,000	9,251,000	41.30	6.0%
	2025	337,000	15,534,000	46.09	10.1%
	2026	189,000	8,456,000	44.74	5.5%
	2027	108,000	4,829,000	44.71	3.1%
	2028	631,000	24,066,000	38.14	15.6%
	Thereafter	168,000	6,807,000	40.52	4.4%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—

	Third Quarter 2018	2,000	148,000	74.00	0.2%
	Fourth Quarter 2018	—	—	—	—%
	Total 2018	2,000	148,000	74.00	0.2%
	First Quarter 2019	—	—	—	—%
	Second Quarter 2019	—	—	—	—%
	Remaining 2019	40,000	3,343,000	83.58	3.9%
	2020	101,000	6,350,000	62.87	7.3%
	2021	76,000	5,255,000	69.14	6.1%
	2022	37,000	2,817,000	76.14	3.3%
	2023	132,000	9,078,000	68.77	10.5%
	2024	59,000	5,086,000	86.20	5.9%
	2025	343,000	23,493,000	68.49	27.2%
	2026	138,000	10,381,000	75.22	12.0%
	2027	65,000	5,298,000	81.51	6.1%
	2028	20,000	1,432,000	71.60	1.7%
	Thereafter	145,000	13,635,000	94.03	15.8%
____________________
(1) Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME
(unaudited and in thousands)
	Trailing Twelve Months Ended June 30, 2018				Trailing Twelve Months Ended March 31, 2018
	NOI - cash basis	Less: BMS	Pro-forma NOI - cash basis		Pro-forma NOI - cash basis

New York - Office	$707,437	$(26,199)	$681,238		$666,009
New York - Retail	323,660	—	323,660		324,488
New York - Residential	21,804	—	21,804		21,683
theMART	104,891	—	104,891		101,789
555 California Street	49,439	—	49,439	(1)	46,782	(1)
	$1,207,231	$(26,199)	$1,181,032		$1,160,751
____________________

(1)	Excludes incremental NOI from the lease-up of 345 Montgomery Street.

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)
			June 30, 2018
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$8,164,473
Senior unsecured notes			850,000
$750 Million unsecured term loan			750,000
$2.5 Billion unsecured revolving credit facilities			80,000
			9,844,473
Pro rata share of debt of non-consolidated entities(2)			3,503,667
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(603,619)
			12,744,521

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,928

	Converted Shares	June 30, 2018 Common Share Price
Equity:
Common shares	190,238	$73.92	14,062,393
Class A units	11,862	73.92	876,839
Convertible share equivalents:
Equity awards - unit equivalents	754	73.92	55,736
D-13 preferred units	632	73.92	46,717
G1-G4 units	53	73.92	3,918
Series A preferred shares	38	73.92	2,809
			15,048,412
Total Market Capitalization			$28,717,861
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of Toys "R" Us ("Toys") filing a voluntary petition under chapter 11 of the United States Bankruptcy Code, we determined the Company no longer has the ability to exercise significant influence over Toys. Accordingly, we have excluded our share of Toys debt.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
High price	$74.28	$78.31	$80.30	$97.25
Low price	$64.53	$64.13	$71.90	$72.77
Closing price - end of quarter	$73.92	$67.30	$78.18	$76.88

Annualized dividend per share	$2.52	$2.52	$2.40	$2.40

Annualized dividend yield - on closing price	3.4%	3.7%	3.1%	3.1%

Outstanding shares, Class A units and convertible preferred units as converted, excluding stock options (in thousands)	203,577	203,613	203,198	203,138

Closing market value of outstanding shares, Class A units and convertible preferred units as converted, excluding stock options	$15.0 Billion	$13.7 Billion	$15.9 Billion	$15.6 Billion

DEBT ANALYSIS
(unaudited and in thousands)
	As of June 30, 2018
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$9,844,473	3.68%	$3,985,262	3.75%	$5,859,211	3.63%
Pro rata share of debt of non-consolidated entities(2)	3,503,667	4.48%	1,422,776	3.86%	2,080,891	4.90%
Total	13,348,140	3.89%	5,408,038	3.78%	7,940,102	3.96%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)	(603,619)		(149,380)		(454,239)
Company's pro rata share of total debt	$12,744,521	3.88%	$5,258,658	3.77%	$7,485,863	3.96%

Debt Covenant Ratios:(3)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2022	Due 2025	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	50%	47%	Less than 60%	39%
Secured debt/total assets	Less than 50%	40%	38%	Less than 50%	31%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.67	2.67		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.38
Unencumbered assets/unsecured debt	Greater than 150%	401%	423%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	7.55

Unencumbered EBITDA (non-GAAP):	Q2 2018
Annualized
New York	$451,968
Other	34,384
Total	$486,352
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of Toys filing a voluntary petition under chapter 11 of the United States Bankruptcy Code, we determined the Company no longer has the ability to exercise significant influence over Toys. Accordingly, we have excluded our share of Toys debt.

(3)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(4)
Total assets include EBITDA capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2018	2019	2020	2021	2022	Thereafter	Total
435 Seventh Avenue - retail	08/19	L+225	4.34%		$—	$96,291	$—	$—	$—	$—	$96,291
4 Union Square South - retail	11/19	L+215	4.13%		—	112,971	—	—	—	—	112,971
150 West 34th Street	06/20	L+225	4.28%		—	—	205,000	—	—	—	205,000
100 West 33rd Street - office and retail	07/20	L+165	3.65%		—	—	580,000	—	—	—	580,000
220 Central Park South	09/20	L+200	4.09%		—	—	950,000	—	—	—	950,000
Unsecured Term Loan	10/20	L+115	3.24%		—	—	750,000	—	—	—	750,000
Eleven Penn Plaza	12/20		3.95%		—	—	450,000	—	—	—	450,000
888 Seventh Avenue	12/20		3.15%	(2)	—	—	375,000	—	—	—	375,000
Borgata Land	02/21		5.14%		—	—	—	55,081	—	—	55,081
770 Broadway	03/21		2.56%	(3)	—	—	—	700,000	—	—	700,000
909 Third Avenue	05/21		3.91%		—	—	—	350,000	—	—	350,000
606 Broadway	05/21	L+300	5.05%		—	—	—	46,000	—	—	46,000
555 California Street	09/21		5.10%		—	—	—	564,130	—	—	564,130
theMART	09/21		2.70%		—	—	—	675,000	—	—	675,000
655 Fifth Avenue	10/21	L+140	3.38%		—	—	—	140,000	—	—	140,000
Two Penn Plaza	12/21	L+165	3.63%		—	—	—	575,000	—	—	575,000
Senior unsecured notes due 2022	01/22		5.00%		—	—	—	—	400,000	—	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	—%		—	—	—	—	—	—	—
1290 Avenue of the Americas	11/22		3.34%		—	—	—	—	950,000	—	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	3.78%		—	—	—	—	450,000	—	450,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	3.05%		—	—	—	—	—	80,000	80,000
666 Fifth Avenue Retail Condominium	03/23		3.61%		—	—	—	—	—	390,000	390,000
33-00 Northern Boulevard	01/25		4.14%	(4)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000

Total consolidated debt (contractual)					$—	$209,262	$3,310,000	$3,105,211	$1,800,000	$1,420,000	$9,844,473

Weighted average rate					—%	4.23%	3.71%	3.52%	3.82%	3.67%	3.68%

Fixed rate debt					$—	$—	$825,000	$2,344,211	$1,350,000	$1,340,000	$5,859,211
Fixed weighted average rate expiring					—%	—%	3.59%	3.47%	3.83%	3.70%	3.63%
Floating rate debt					$—	$209,262	$2,485,000	$761,000	$450,000	$80,000	$3,985,262
Floating weighted average rate expiring					—%	4.23%	3.75%	3.67%	3.78%	3.05%	3.75%
____________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 3.15% through December 2020. The rate was swapped from LIBOR plus 1.60% (3.60% as of June 30, 2018).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (3.77% as of June 30, 2018).

(4)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (3.85% as of June 30, 2018).

SUMMARY OF OWNERSHIP AND SHARE OF DEBT/MATURITIES
(unaudited and in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at June 30, 2018	Company's Carrying Amount		Company's Pro rata Share of Debt (1)	100% of Joint Venture Debt (1)	Maturity Date	Spread over LIBOR	Interest Rate
Alexander's Inc. ("Alexander's")	Office/Retail	32.4%	$114,768		$379,804	$1,172,234	Various	Various	Various

Pennsylvania Real Estate Investment Trust ("PREIT")	Retail	8.0%	63,240		128,440	1,615,793	Various	Various	Various

Urban Edge Properties ("UE")	Retail	4.5%	43,960		70,621	1,565,829	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	130,034		165,000	300,000	03/21	L+175	3.77%
280 Park Avenue	Office/Retail	50.0%	118,433		600,000	1,200,000	09/24	L+173	3.78%
650 Madison Avenue	Office/Retail	20.1%	110,621		161,024	800,000	10/20	N/A	4.39%
512 West 22nd Street	Office/Retail	55.0%	60,646		44,165	80,300	11/20	L+265	4.65%
West 57th Street properties	Office/Retail/Land	50.0%	43,185		10,000	20,000	12/22	L+160	3.58%
61 Ninth Avenue	Office/Retail	45.1%	29,797		30,716	68,107	12/21	L+305	5.03%
825 Seventh Avenue	Office	50.0%	8,919		10,250	20,500	06/19	L+140	3.40%
85 Tenth Avenue	Office/Retail	49.9%	(2,485)		311,875	625,000	12/26	N/A	4.55%
Other	Office/Retail	Various	4,090		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	67,638		338,175	675,000	07/25	N/A	4.25%
Moynihan Office Building	Office/Retail	50.1%	38,709		115,956	231,449	06/21	L+325	5.26%
666 Fifth Avenue Office Condominium	Office/Retail	49.5%	34,483		701,310	1,416,788	02/19	N/A	6.35%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,324		20,162	39,996	06/19	L+225	4.23%
Other	Various	Various	62,439		114,704	674,532	Various	Various	Various
			$959,801		$3,219,667	$10,555,678

330 Madison Avenue	Office	25.0%	$(56,463)	(2)	$125,000	$500,000	08/24	N/A	3.43%
7 West 34th Street	Office/Retail	53.0%	(49,363)	(3)	159,000	300,000	06/26	N/A	3.65%
			$(105,826)		$284,000	$800,000
____________________

(1)	Represents the contractual debt obligations.

(2)	Our negative basis resulted from a refinancing distribution and is included in "other liabilities" on our consolidated balance sheets.

(3)	Our negative basis resulted from a deferred gain from the sale of a 47.0% ownership interest in the property on May 27, 2016 and is included in "other liabilities" on our consolidated balance sheets.

SUMMARY OF OWNERSHIP
(unaudited and in thousands)

	Percentage Ownership at June 30, 2018	Our Share of Net Income (Loss) for the Three Months Ended June 30,		Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2018	2017	2018	2017
Joint Venture Name
New York:
Alexander's	32.4%	$6,146	$6,690	$11,909	$11,966
One Park Avenue	55.0%	1,740	958	4,368	3,966
280 Park Avenue	50.0%	(1,485)	(942)	9,838	8,825
Independence Plaza	50.1%	1,024	1,084	6,967	6,806
7 West 34th Street	53.0%	859	952	3,266	3,354
330 Madison Avenue	25.0%	715	1,421	2,795	2,470
825 Seventh Avenue	50.0%	670	687	839	850
650 Madison Avenue	20.1%	(561)	(1,250)	3,026	2,257
85 Tenth Avenue	49.9%	(190)	(1,644)	4,830	4,519
West 57th Street properties	50.0%	(86)	5	229	296
Moynihan Office Building	50.1%	(1)	—	(1)	—
Other, net	Various	(600)	(381)	1,712	1,077
		8,231	7,580	49,778	46,386

Other:
666 Fifth Avenue Office Condominium	49.5%	(1,269)	(7,852)	5,135	4,962
UE	4.5%	1,112	19,003	2,893	5,309
PREIT	8.0%	(1,068)	(902)	4,509	4,828
Alexander's corporate fee income	32.4%	1,021	1,507	547	1,509
Rosslyn Plaza	43.7% to 50.4%	286	(142)	1,301	1,055
Suffolk Downs	21.2%	(25)	26,655	(15)	—
Other, net	Various	469	172	1,604	2,967
		526	38,441	15,974	20,630

Total		$8,757	$46,021	$65,752	$67,016

SUMMARY OF OWNERSHIP
(unaudited and in thousands)

	Percentage Ownership at June 30, 2018	Our Share of Net (Loss) Income for the Six Months Ended June 30,			Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2018		2017	2018	2017
Joint Venture Name
New York:
One Park Avenue	55.0%	$(3,158)	(1)	$1,762	$10,302	$7,652
Alexander's	32.4%	2,937	(2)	13,582	23,484	23,709
Independence Plaza	50.1%	2,508		2,332	14,016	13,705
7 West 34th Street	53.0%	1,888		1,055	6,703	6,740
280 Park Avenue	50.0%	(1,749)		(2,226)	19,328	17,004
650 Madison Avenue	20.1%	(1,624)		(2,718)	5,531	4,439
330 Madison Avenue	25.0%	1,429		2,764	5,572	4,797
825 Seventh Avenue	50.0%	1,362		1,364	1,685	1,690
85 Tenth Avenue	49.9%	(743)		(1,089)	9,434	9,101
West 57th Street properties	50.0%	(167)		(39)	427	549
Moynihan Office Building	50.1%	(20)		—	(20)	—
Other, net	Various	(1,370)		(1,103)	3,089	2,462
		1,293		15,684	99,551	91,848

Other:
666 Fifth Avenue Office Condominium	49.5%	(4,761)		(18,049)	10,408	10,328
Alexander's corporate fee income	32.4%	2,229		3,016	1,755	3,016
PREIT	8.0%	(1,497)		(3,732)	10,230	10,990
UE	4.5%	471		20,303	5,765	8,599
Suffolk Downs	21.2%	273		26,419	(29)	294
Rosslyn Plaza	43.7% to 50.4%	2		(197)	2,334	2,227
Other, net	Various	843		3,935	3,251	5,811
		(2,440)		31,695	33,714	41,265

Total		$(1,147)		$47,379	$133,265	$133,113
____________________
(1) 2018 includes our $4,978 share of potential additional Transfer Tax related to the March 2011 acquisition of One Park Avenue.
(2) The six month period ended June 30, 2018 includes our $7,708 share of Alexander's potential additional Transfer Tax.

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2018
(unaudited and in thousands, except square feet)

			(At Share)						Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs					Available for Occupancy
Current Projects:	Segment		Incremental Budget	Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,400,000	$1,054,000	(1)	75.3%	Q3 2012	N/A	N/A
Moynihan Office Building - (50.1% interest)(2)	New York	850,000	400,000	42,503		10.6%	Q2 2017	Q3 2020	Q2 2022
One Penn Plaza - renovation(3)	New York	2,535,000	200,000	3,939		2.0%	Q4 2018	N/A	N/A
61 Ninth Avenue - office/retail (45.1% interest)(4)	New York	170,000	69,000	55,134		79.9%	Q1 2016	Q2 2018	Q2 2019
512 West 22nd Street - office/retail (55.0% interest)	New York	173,000	72,000	47,719	(5)	66.3%	Q4 2015	Q3 2018	Q1 2020
345 Montgomery Street (555 California Street) (70.0% interest)	Other	64,000	32,000	6,399	(6)	20.0%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	20,866	(7)	69.6%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000	2,449		16.3%	Q2 2018	Q1 2020	Q1 2021
Total current projects				$1,233,009

Future Opportunities:	Segment	Property Zoning Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(8)	New York	280,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000
____________________

(1)	Excludes land and acquisition costs of $515,426.

(2)	Excludes $115,230 for our share of the upfront contribution of $230,000. The building and land are subject to a lease which expires in 2116.

(3)	The building is subject to a ground lease which expires in 2098.

(4)	The building is subject to a ground lease which expires in 2115.

(5)	Excludes land and acquisition costs of $57,000.

(6)	Excludes land and building costs of $31,000.

(7)	Excludes land and acquisition costs of $22,703.

(8)	The building is subject to a ground lease which expires in 2114.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands, except per square foot amounts)

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017		2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$43,896	$100,556		$114,031
Tenant improvements	64,136	89,696		86,630
Leasing commissions	26,870	30,165		38,938
Non-recurring capital expenditures	17,679	80,461		55,636
Total capital expenditures and leasing commissions (accrual basis)	152,581	300,878		295,235
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	58,701	153,511		268,101
Expenditures to be made in future periods for the current period	(74,233)	(142,877)		(117,910)
Total capital expenditures and leasing commissions (cash basis)	$137,049	$311,512		$445,426

Our share of square feet leased	1,254	2,111		2,307
Tenant improvements and leasing commissions per square foot per annum	$9.44	$9.51		$7.79
Percentage of initial rent	10.3%	11.1%		10.0%

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017		2016
Development and redevelopment expenditures:
220 Central Park South	$152,178	$265,791		$303,974
606 Broadway	8,593	15,997		4,234
345 Montgomery Street (555 California Street)	7,575	5,950		434
Penn Plaza	3,576	7,107		11,904
theMART	3,037	5,682		24,788
Marriott Marquis Times Square - retail and signage	2,686	1,982		9,283
One Penn Plaza - renovation	2,565	1,462		413
90 Park Avenue	1,015	7,523		33,308
640 Fifth Avenue	196	1,648		46,282
304 Canal Street	178	3,973		5,941
Other	3,440	38,737	(1)	166,004	(1)
	$185,039	$355,852		$606,565
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands, except per square foot amounts)

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$31,603	$73,745	$67,239
Tenant improvements	60,410	42,475	63,995
Leasing commissions	26,120	21,183	32,475
Non-recurring capital expenditures	13,579	68,977	41,322
Total capital expenditures and leasing commissions (accrual basis)	131,712	206,380	205,031
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	49,179	101,500	159,144
Expenditures to be made in future periods for the current period	(77,279)	(90,798)	(100,151)
Total capital expenditures and leasing commissions (cash basis)	$103,612	$217,082	$264,024

Our share of square feet leased	1,023	1,566	1,932
Tenant improvements and leasing commissions per square foot per annum	$9.90	$10.21	$7.98
Percentage of initial rent	10.0%	10.9%	9.7%

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016
Development and redevelopment expenditures:
606 Broadway	$8,593	$15,997	$4,234
Penn Plaza	3,576	7,107	11,904
Marriott Marquis Times Square - retail and signage	2,686	1,982	9,283
One Penn Plaza - renovation	2,565	1,462	413
90 Park Avenue	1,015	7,523	33,308
640 Fifth Avenue	196	1,648	46,282
304 Canal Street	178	3,973	5,941
Other	3,015	3,682	6,838
	$21,824	$43,374	$118,203

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands, except per square foot amounts)
	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$7,752	$11,725	$16,343
Tenant improvements	2,893	9,423	6,722
Leasing commissions	387	1,190	1,355
Non-recurring capital expenditures	156	1,092	1,518
Total capital expenditures and leasing commissions (accrual basis)	11,188	23,430	25,938
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	8,516	8,784	24,314
Expenditures to be made in future periods for the current period	(3,387)	(9,011)	1,654
Total capital expenditures and leasing commissions (cash basis)	$16,317	$23,203	$51,906

Our share of square feet leased	169	345	269
Tenant improvements and leasing commissions per square foot per annum	$3.44	$5.13	$5.57
Percentage of initial rent	6.8%	10.8%	11.6%

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016
Development and redevelopment expenditures:
Art on theMART	$2,672	$340	$—
Common area enhancements	50	5,342	24,788
Other	315	459	1,384
	$3,037	$6,141	$26,172

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands, except per square foot amounts)

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016
Capital expenditures (accrual basis):
Expenditures to maintain assets	$4,541	$7,893	$5,704
Tenant improvements	833	6,652	3,201
Leasing commissions	363	2,147	1,041
Non-recurring capital expenditures	3,944	6,208	3,900
Total capital expenditures and leasing commissions (accrual basis)	9,681	22,900	13,846
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	1,006	17,906	12,708
Expenditures to be made in future periods for the current period	6,433	(3,301)	(3,056)
Total capital expenditures and leasing commissions (cash basis)	$17,120	$37,505	$23,498

Our share of square feet leased	62	200	106
Tenant improvements and leasing commissions per square foot per annum	$11.64	$10.33	$9.08
Percentage of initial rent	13.6%	11.7%	11.8%

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016
Development and redevelopment expenditures:
345 Montgomery Street	$7,575	$5,950	$434
Other	190	6,465	8,716
	$7,765	$12,415	$9,150

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017		2016
Development and redevelopment expenditures:
220 Central Park South	$152,178	$265,791		$303,974
Other	235	28,131	(1)	149,066	(1)
	$152,413	$293,922		$453,040
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE
(unaudited and square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,434	17,623	657	16,783	—	183	—
Retail	2,889	2,550	128	—	2,422	—	—
Residential - 1,682 units	1,533	800	—	—	—	—	800
Alexander's (32.4% interest), including 312 residential units	2,437	790	—	288	419	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,693	23,163	785	17,071	2,841	183	2,283

Other:
theMART	3,694	3,685	—	2,044	109	1,532	—
555 California Street (70% interest)	1,805	1,264	45	1,188	31	—	—
Other	4,280	2,050	863	212	864	—	111
	9,779	6,999	908	3,444	1,004	1,532	111

Total square feet at June 30, 2018	39,472	30,162	1,693	20,515	3,845	1,715	2,394

Total square feet at March 31, 2018	39,457	30,148	1,682	20,513	3,844	1,715	2,394

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,686	11	4,970
theMART	558	4	1,651
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at June 30, 2018	2,823	20	8,168

TOP 30 TENANTS
(unaudited and in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	758,292	$75,749	3.0%
IPG and affiliates	923,896	59,102	2.4%
Swatch Group USA	25,634	41,962	1.7%
Macy's	646,434	38,308	1.5%
Victoria's Secret (guaranteed by L Brands, Inc.)	91,427	34,346	1.4%
Bloomberg L.P.	287,898	33,413	1.3%
AXA Equitable Life Insurance	336,646	32,647	1.3%
Google/Motorola Mobility (guaranteed by Google)	728,483	32,111	1.3%
Forever 21	170,374	31,063	1.2%
Oath (Verizon)	327,138	30,830	1.2%
Ziff Brothers Investments, Inc.	287,030	30,817	1.2%
McGraw-Hill Companies, Inc.	479,557	30,422	1.2%
AMC Networks, Inc.	404,920	27,612	1.1%
The City of New York	565,846	25,518	1.0%
Topshop	94,349	24,292	1.0%
Fast Retailing (Uniqlo)	90,732	23,777	0.9%
Amazon (including its Whole Foods subsidiary)	308,113	23,373	0.9%
Madison Square Garden	344,355	22,869	0.9%
Neuberger Berman Group LLC	288,325	22,799	0.9%
New York University	347,948	20,335	0.8%
Hollister	21,741	20,252	0.8%
JCPenney	426,370	19,699	0.8%
Bank of America	232,728	18,496	0.7%
PwC	243,434	17,430	0.7%
U.S. Government	576,485	13,859	0.6%
Ferragamo	53,171	13,619	0.5%
Integrated Holdings Group	131,565	12,849	0.5%
Information Builders, Inc.	229,064	12,699	0.5%
Cushman & Wakefield	127,314	11,783	0.5%
WSP	206,589	11,680	0.5%
			32.3%
____________________

(1)	Includes leases not yet commenced.
(2) See reconciliation of our annualized revenue at share on page xiv in the Appendix.

OCCUPANCY
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
June 30, 2018	96.6%	99.3%	97.3%
March 31, 2018	96.9%	99.1%	97.8%
December 31, 2017	97.2%	98.6%	94.2%
June 30, 2017	96.6%	98.9%	90.7%

RESIDENTIAL STATISTICS in service
(unaudited)
		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2018	1,994	960	98.3%	$3,789
March 31, 2018	1,982	954	97.4%	$3,750
December 31, 2017	1,983	955	97.3%	$3,745
June 30, 2017	1,985	955	94.9%	$3,655

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn Plaza:
One Penn Plaza
(ground leased through 2098)								Cisco, Lion Resources, WSP USA, Symantec Corporation,
-Office	100.0%	88.6%	$64.95	2,264,000	2,264,000	—	$—	United Health Care, Siemens Mobility*
								Bank of America, Kmart Corporation,
-Retail	100.0%	97.4%	135.83	271,000	271,000	—	—	Shake Shack, Starbucks
	100.0%	89.5%	72.52	2,535,000	2,535,000	—	—

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	60.13	1,589,000	1,471,000	118,000	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	216.92	45,000	39,000	6,000	—	Chase Manhattan Bank
	100.0%	100.0%	64.45	1,634,000	1,510,000	124,000	575,000

Eleven Penn Plaza
-Office	100.0%	99.7%	62.36	1,114,000	1,114,000	—	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	94.7%	145.44	38,000	38,000	—	—	Madison Square Garden
	100.0%	99.5%	65.10	1,152,000	1,152,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	65.02	857,000	857,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	94.9%	133.25	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	95.0%	62.95	691,000	691,000	—	50,150	Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	7.4%	138.25	18,000	18,000	—	—
	100.0%	92.8%	62.95	709,000	709,000	—	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	96,291	Forever 21*

7 West 34th Street
-Office	53.0%	100.0%	64.34	458,000	458,000	—	300,000	Amazon
-Retail	53.0%	76.8%	314.50	21,000	21,000	—	—	Amazon, Lindt*
	53.0%	99.0%	75.31	479,000	479,000	—	300,000

484 Eighth Avenue
-Retail	100.0%	—	—	16,000	—	16,000	—

431 Seventh Avenue
-Retail	100.0%	100.0%	268.79	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	88.90	6,000	6,000	—	—

267 West 34th Street
-Retail	100.0%	—	—	6,000	—	6,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	35.3%	$77.89		8,000	8,000	—	$—

150 West 34th Street
-Retail	100.0%	100.0%	74.45		78,000	78,000	—	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	95.48		3,000	3,000	—	—

265 West 34th Street
-Retail	100.0%	—	—		3,000	—	3,000	—

131-135 West 33rd Street
-Retail	100.0%	100.0%	54.35		23,000	23,000	—	—

486 Eighth Avenue
-Retail	100.0%	—	—		3,000	—	3,000	—

Total Penn Plaza					7,821,000	7,669,000	152,000	2,256,441
Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	98.6%	61.19	(3)	1,349,000	1,349,000	—	350,000	United States Post Office, The Procter & Gamble Distributing LLC,
									Thompson Reuters LLC

150 East 58th Street
(ground leased through 2118)
-Office	100.0%	95.2%	76.00		540,000	540,000	—	—	Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—	—
	100.0%	94.7%	75.68		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	92.5%	103.36		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	96.03		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	—	—		6,000	6,000	—	—

Total Midtown East					1,928,000	1,928,000	—	350,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management,
-Office	100.0%	99.3%	$93.88	874,000	874,000	—	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	262.61	15,000	15,000	—	—	Redeye Grill L.P.
	100.0%	99.3%	96.73	889,000	889,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	48.79	81,000	81,000	—	20,000	Various
-Retail	50.0%	100.0%	136.71	22,000	22,000	—	—
	50.0%	87.9%	67.57	103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	80.60	165,000	165,000	—	20,500	Young & Rubicam
-Retail	100.0%	—%	—	4,000	—	4,000	—
	51.2%	100.0%	78.69	169,000	165,000	4,000	20,500

Total Midtown West				1,161,000	1,157,000	4,000	415,500
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	95.0%	101.79	1,233,000	1,233,000	—	1,200,000	PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	99.64	26,000	26,000	—	—	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	95.1%	101.74	1,259,000	1,259,000	—	1,200,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	109.13	554,000	554,000	—	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	270.50	17,000	17,000	—	—	Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	113.93	571,000	571,000	—	400,000

Total Park Avenue				1,830,000	1,830,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC,
-Office	100.0%	91.8%	78.17	937,000	937,000	—	—	Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	133.44	24,000	24,000	—	—	Citibank, Starbucks
	100.0%	92.0%	79.55	961,000	961,000	—	—

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%	96.9%	78.85	813,000	813,000	—	500,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	331.37	33,000	33,000	—	—	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	97.0%	88.70	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%	100.0%	159.68	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,873,000	1,873,000	—	500,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		100.0%	$93.41	246,000	246,000	—	$—	Avolon Aerospace*, GCA Savvian Inc.
-Retail	100.0%		100.0%	921.03	69,000	69,000	—	—	Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%		100.0%	274.70	315,000	315,000	—	—

666 Fifth Avenue
-Retail (Retail Condo)	100.0%	(4)	100.0%	469.95	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
					114,000	114,000	—	390,000

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		95.4%	85.80	300,000	300,000	—	—	Cosmetech Mably Int'l LLC.
-Retail	100.0%		39.2%	1,286.72	29,000	29,000	—	—	Coach
	100.0%		90.4%	191.66	329,000	329,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		99.0%	116.03	526,000	526,000	—	800,000	Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%		31.5%	1,246.93	67,000	67,000	—	—	Moncler USA Inc., Tod's, Celine*
	20.1%		91.4%	243.80	593,000	593,000	—	800,000

689 Fifth Avenue
-Office	100.0%		90.0%	86.78	81,000	81,000	—	—	Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	836.61	17,000	17,000	—	—	MAC Cosmetics, Massimo Dutti
	100.0%		91.7%	216.85	98,000	98,000	—	—

655 Fifth Avenue
-Retail	92.5%		100.0%	255.33	57,000	57,000	—	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,759.02	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					1,532,000	1,532,000	—	1,780,000

Midtown South:
770 Broadway
-Office	100.0%		100.0%	97.55	1,078,000	1,078,000	—	700,000	Facebook, Oath - formerly AOL (Verizon) ,
-Retail	100.0%		100.0%	66.56	105,000	105,000	—	—	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		100.0%	94.80	1,183,000	1,183,000	—	700,000

One Park Avenue									New York University, Clarins USA Inc.,
									BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%		99.0%	58.65	865,000	865,000	—	300,000	automotiveMastermind
-Retail	55.0%		100.0%	87.74	78,000	78,000	—	—	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		99.1%	61.06	943,000	943,000	—	300,000

4 Union Square South									Burlington, Whole Foods Market, DSW,
-Retail	100.0%		100.0%	107.63	206,000	206,000	—	112,971	Forever 21
								.
692 Broadway
-Retail	100.0%		100.0%	91.40	36,000	36,000	—	—	Equinox, Oath - formerly AOL (Verizon)

Other
-Retail	50.0%		—	—	36,000	—	36,000	30,000

Total Midtown South					2,404,000	2,368,000	36,000	1,142,971

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	100.0%	$81.88	2,037,000	2,037,000	—	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	180.00	76,000	76,000	—	—	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	85.41	2,113,000	2,113,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	71.63	93,000	93,000	—	—
-Retail	100.0%	100.0%	482.90	44,000	44,000	—	—	Topshop
	100.0%	99.9%	203.72	137,000	137,000	—	—

Total Rockefeller Center				2,250,000	2,250,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	81.9%	42.05	246,000	246,000	—	—	Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	108.73	5,000	5,000	—	—	TD Bank
	100.0%	82.2%	43.38	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	251.82	65,000	65,000	—	—	Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—	—
	100.0%	100.0%		85,000	85,000	—	—

443 Broadway
Retail	100.0%	100.0%	99.57	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—%	—	4,000	4,000	—	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—	—
	100.0%	69.2%		13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—	—
-Residential (4 units)	100.0%	100.0%		11,000	11,000	—	—
	100.0%	73.3%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	93.6%	139.50	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	190.12	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	63.2%	417.69	6,000	6,000	—	—	Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—	—
	100.0%	68.5%		7,000	7,000	—	—

Total Soho				194,000	194,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$269.11	161,000	161,000	—	$—	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	95.3%	1,026.14	44,000	44,000	—	—	T-Mobile, Invicta, Swatch Group USA, Levi's*, Sephora*
-Theatre	100.0%	100.0%	13.68	62,000	62,000	—	—	Nederlander-Marquis Theatre
	100.0%	98.1%	379.76	106,000	106,000	—	—

Total Times Square				267,000	267,000	—	—
Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	631.48	18,000	18,000	—	—	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	501.12	8,000	8,000	—	—	Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—	—
-Retail	100.0%	66.7%	1,105.94	11,000	11,000	—	—	John Varvatos, J. Crew
	100.0%	84.1%		23,000	23,000	—	—

1131 Third Avenue
Retail	100.0%	100.0%	160.23	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill
Other
-Retail - 2 buildings	100.0%	100.0%	—	15,000	15,000	—	—
-Residential (8 units)	100.0%	100.0%		7,000	7,000	—	—
	100.0%	100.0%		22,000	22,000	—	—

Total Upper East Side				99,000	99,000	—	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	35.67	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	53.15	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	85.93	586,000	586,000	—	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	78.68	43,000	43,000	—	—	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	85.44	629,000	629,000	—	625,000

537 West 26th Street
-Retail	100%	—%	—	14,000	14,000	—	—

Total Chelsea/Meatpacking District				827,000	827,000	—	625,000

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	97.2%		283,000	283,000	—	80,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	98.9%		1,185,000	1,185,000	—	$675,000
-Retail	50.1%	100.0%	$53.50	72,000	60,000	12,000	—	Duane Reade, Food Emporium
	50.1%	98.9%		1,257,000	1,245,000	12,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	109.16	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,253,000	12,000	675,000
New Jersey:
Paramus
-Office	100.0%	94.7%	22.92	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	70.57	44,000	44,000	—	—	Nike, Amazon

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	—	—	173,000	—	173,000	80,300

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	—	—	147,000	—	147,000	68,107	Aetna Life Insurance Company*
-Retail	45.1%	100.0%	287.61	23,000	23,000	—	—	Starbucks
	45.1%	100.0%	287.61	170,000	23,000	147,000	68,107

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	23,000	—	23,000	—
-Retail	50.0%	—	—	11,000	—	11,000	46,000
	50.0%	—	—	34,000	—	34,000	46,000

Moynihan Office Building
(ground and building leased through 2116)
-Office	50.1%	—	—	730,000	—	730,000	231,449
-Retail	50.1%	—	—	120,000	—	120,000	—
	50.1%	—	—	850,000	—	850,000	231,449

Total Properties to be Developed				1,227,000	23,000	1,204,000	425,856

New York Office:

Total		96.8%	$75.57	21,434,000	20,243,000	1,191,000	$8,493,908

Vornado's Ownership Interest		96.6%	$73.54	17,623,000	16,966,000	657,000	$5,763,853

New York Retail:

Total		95.2%	$232.57	2,889,000	2,672,000	217,000	$1,651,860

Vornado's Ownership Interest		96.3%	$228.11	2,550,000	2,422,000	128,000	$1,487,510

New York Residential:

Total		98.1%		1,533,000	1,533,000	—	$755,000

Vornado's Ownership Interest		98.3%		800,000	800,000	—	$378,095

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$116.06	889,000	889,000	—	$500,000	Bloomberg
-Retail	32.4%	99.4%	192.88	174,000	174,000	—	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	127.54	1,063,000	1,063,000	—	850,000

								Sears, Burlington,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	—	—	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.84	609,000	609,000	—	254,234	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	95.8%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	99.5%	78.36	2,437,000	2,437,000	—	1,172,234

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%			1,400,000	1,400,000	—	—

Total New York		96.9%	$90.92	29,693,000	28,285,000	1,408,000	$12,073,002

Vornado's Ownership Interest		96.6%	$77.61	23,163,000	22,378,000	785,000	$8,009,262
____________________
*    Lease not yet commenced.

(1)
Weighted average annual rent per square foot for office properties excludes garages and de minimis amounts of storage space.  Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $13.31 PSF.

(4)
We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis. 75,000 square feet is leased from 666

Fifth Avenue Office Condominium.

(5)	Leased by Alexander's through January 2037.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.5%	$38.07	2,044,000	2,044,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	99.1%	48.70	1,532,000	1,532,000	—		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.1%	50.03	99,000	99,000	—
	100.0%	99.3%	42.80	3,675,000	3,675,000	—	$675,000

Other (2 properties)	50.0%	100.0%	41.64	19,000	19,000	—	32,604

Total theMART		99.3%	$42.79	3,694,000	3,694,000	—	$707,604

Vornado's Ownership Interest		99.3%	$42.79	3,685,000	3,685,000	—	$691,302

555 California Street:
555 California Street	70.0%	96.9%	$75.77	1,506,000	1,506,000	—	$564,130	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	67.59	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation
								Blue Shield*
345 Montgomery Street	70.0%	—	—	64,000	—	64,000	—

Total 555 California Street		97.3%	$74.64	1,805,000	1,741,000	64,000	$564,130

Vornado's Ownership Interest		97.3%	$74.64	1,264,000	1,219,000	45,000	$394,891

____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$241.91	96,000	96,000	—		Sephora, Bank of America
- Residential (39 units)	100.0%	89.7%		59,000	59,000	—
	100.0%			155,000	155,000	—	$144,897

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	97.4%	101.68	44,000	44,000	—		New York Sports Club
- Office	75.3%	85.8%	46.53	197,000	197,000	—		American Management Association, Open Jar*
	75.3%	87.9%	56.60	241,000	241,000	—	310,000

501 Broadway	100.0%	100.0%	264.63	9,000	9,000	—	23,000	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	73.0%	170.98	51,000	51,000	—		Banana Republic
- Theatre	100.0%	100.0%	39.38	79,000	79,000	—		Regal Cinema
	100.0%	89.4%	80.00	130,000	130,000	—	82,750

Total Real Estate Fund	88.9%	91.4%		535,000	535,000	—	$560,647

Vornado's Ownership Interest	28.6%	90.5%		153,000	153,000	—	$121,019
____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
New York:
666 Fifth Avenue Office Condominium(4)	49.5%	—	$—	1,448,000	—	—	1,448,000	$1,416,788	Colliers International NY LLC,
									Integrated Holding Group, Vinson & Elkins LLP
									HSBC Bank USA, Citibank
Virginia:
Rosslyn Plaza(5)
Office - 4 buildings	46.2%	65.9%	44.33	736,000	432,000	—	304,000		Gartner, Nathan Associates, Inc.
Residential - 2 buildings (197 units)	43.7%	96.5%		253,000	253,000	—	—
				989,000	685,000	—	304,000	39,996

Fashion Centre Mall(5)	7.5%	98.9%	48.79	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower(5)	7.5%	100.0%	50.8	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	30.71	677,000	228,000	443,000	6,000	—	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		93.1%	$40.19	4,280,000	2,079,000	443,000	1,758,000	$1,906,784

Vornado's Ownership Interest		93.6%	$31.14	2,050,000	744,000	443,000	863,000	$755,222
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

(4)	We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis.

(5)	Reclassified to Other from our former Washington, DC segment.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Kimberly Hong	Steve Sakwa/Robert Simone	John W. Guinee/Aaron Wolf
Bank of America/Merrill Lynch	Evercore ISI	Stifel Nicolaus & Company
646-855-5808/646-556-3329	212-446-9462/212-446-9459	443-224-1307/443-224-1206

Ross Smotrich/Trevor Young	Jed Reagan/Daniel Ismail	Michael Lewis
Barclays Capital	Green Street Advisors	SunTrust Robinson Humphrey
212-526-2306/212-526-3098	949-640-8780	212-319-5659

John P. Kim/Alex Nelson	Anthony Paolone/Patrice Chen	Frank Lee
BMO Capital Markets	JP Morgan	UBS
212-885-4115/212-885-4144	212-622-6682/212-622-1893	415-352-5679

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-8051

Derek Johnston/Mike Husseini	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
904-520-4973/212-250-7703	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Cristina Rosenberg	Mark Streeter
Citi	JP Morgan
212-723-6199	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures.  Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30, 2018
		June 30,		March 31, 2018
		2018	2017		2018	2017
Net income (loss) attributable to common shareholders	(A)	$111,534	$115,972	$(17,841)	$93,693	$163,724
Per diluted share		$0.58	$0.61	$(0.09)	$0.49	$0.86

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
Net gains on sale of real estate		$(24,449)	$(15,339)	$(318)	$(24,767)	$(19,459)
(Increase) decrease in fair value of marketable securities (including our share of partially owned entities)		(16,024)	—	34,660	18,636	—
Profit participation on the April 2018 sale of 701 Seventh Avenue		(5,457)	—	—	(5,457)	—
Our share of loss from 666 Fifth Avenue Office Condominium (49.5% interest)		1,269	7,852	3,492	4,761	18,049
Our share of (income) loss from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the six months ended June 30, 2018)		(551)	304	(814)	(1,365)	3,539
(Income) loss from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		(286)	(18,251)	369	83	(31,246)
Net gain resulting from Urban Edge Properties ("UE") operating partnership unit issuances		—	(15,900)	—	—	(15,900)
Net gain on repayment of our Suffolk Downs JV debt investments		—	(11,373)	—	—	(11,373)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		—	—	23,503	23,503	—
Preferred share issuance costs		—	—	14,486	14,486	—
Other		839	900	3,770	4,609	2,864
		(44,659)	(51,807)	79,148	34,489	(53,526)
Noncontrolling interests' share of above adjustments		2,778	3,207	(4,883)	(2,105)	3,314
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	(B)	$(41,881)	$(48,600)	$74,265	$32,384	$(50,212)
Per diluted share (non-GAAP)		$(0.22)	$(0.26)	$0.39	$0.17	$(0.26)

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$69,653	$67,372	$56,424	$126,077	$113,512
Per diluted share (non-GAAP)		$0.36	$0.35	$0.30	$0.66	$0.60

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2018
		2018	2017		2018	2017
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$111,534	$115,972	$(17,841)	$93,693	$163,724
Per diluted share		$0.58	$0.61	$(0.09)	$0.49	$0.86

FFO adjustments:
Depreciation and amortization of real property		$103,599	$128,527	$100,410	$204,009	$258,996
Net gains on sale of real estate		(24,177)	—	—	(24,177)	(2,267)
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		25,488	37,682	28,106	53,594	76,756
Net gains on sale of real estate		(272)	(15,339)	(305)	(577)	(17,192)
Real estate impairment losses		—	167	4	4	3,218
		104,638	151,037	128,215	232,853	319,511
Noncontrolling interests' share of above adjustments		(6,508)	(9,356)	(7,911)	(14,419)	(19,873)
FFO adjustments, net	(B)	$98,130	$141,681	$120,304	$218,434	$299,638

FFO attributable to common shareholders (non-GAAP)	(A+B)	$209,664	$257,653	$102,463	$312,127	$463,362
Convertible preferred share dividends		16	20	16	32	60
Earnings allocated to Out-Performance Plan units		—	—	—	180	—
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		209,680	257,673	102,479	312,339	463,422
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		14,171	17,062	6,939	20,931	30,808
FFO - OP Basis (non-GAAP)		$223,851	$274,735	$109,418	$333,270	$494,230
FFO per diluted share (non-GAAP)		$1.10	$1.35	$0.54	$1.63	$2.43

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended
		June 30,		March 31, 2018	June 30,
		2018	2017		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP) (1)	(A)	$209,680	$257,673	$102,479	$312,339	$463,422
Per diluted share (non-GAAP)		$1.10	$1.35	$0.54	$1.63	$2.43

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
(Increase) decrease in fair value of marketable securities (including our share of partially owned entities)		$(16,024)	$—	$34,660	$18,636	$—
Profit participation on the April 2018 sale of 701 Seventh Avenue		(5,457)	—	—	(5,457)	—
Our share of FFO from 666 Fifth Avenue Office Condominium (49.5% interest)		(2,178)	(4,160)	137	(2,041)	(7,713)
Our share of FFO from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the six months ended June 30, 2018)		(551)	304	(814)	(1,365)	3,539
FFO from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		(374)	(51,561)	270	(104)	(99,901)
Net gain resulting from Urban Edge Properties ("UE") operating partnership unit issuances		—	(15,900)	—	—	(15,900)
Net gain on repayment of our Suffolk Downs JV debt investments		—	(11,373)	—	—	(11,373)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		—	—	23,503	23,503	—
Preferred share issuance costs		—	—	14,486	14,486	—
Other		839	379	3,753	4,592	(962)
		(23,745)	(82,311)	75,995	52,250	(132,310)
Noncontrolling interests' share of above adjustments		1,477	5,182	(4,689)	(3,212)	8,302
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(22,268)	$(77,129)	$71,306	$49,038	$(124,008)
Per diluted share		$(0.12)	$(0.40)	$0.37	$0.26	$(0.65)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$187,412	$180,544	$173,785	$361,377	$339,414
Per diluted share (non-GAAP)		$0.98	$0.95	$0.91	$1.89	$1.78

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD
(unaudited and in thousands)

		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2018
		2018	2017		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$209,680	$257,673	$102,479	$312,339	$463,422

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		(68,065)	(77,350)	(48,545)	(116,610)	(149,841)
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		(23,371)	(24,539)	75,725	52,354	(18,945)
Amortization of acquired below-market leases, net		(10,089)	(12,474)	(10,144)	(20,233)	(23,475)
Amortization of debt issuance costs		8,034	8,353	8,104	16,138	17,334
Stock-based compensation expense		6,975	7,350	13,669	20,644	21,626
Straight-line rentals		(2,692)	(13,059)	(7,430)	(10,122)	(28,581)
Non real estate depreciation		1,464	2,039	1,635	3,099	4,033
Noncontrolling interests' share of above adjustments		5,458	6,789	(2,037)	3,410	11,044
	(B)	(82,286)	(102,891)	30,977	(51,320)	(166,805)

FAD (non-GAAP)	(A+B)	$127,394	$154,782	$133,456	$261,019	$296,617

FAD payout ratio (1)		94.0%	87.7%	90.0%	92.6%	91.6%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2018
	2018	2017		2018	2017
Net income	$105,338	$147,484	$282	$105,620	$221,331

Deduct:
(Income) loss from partially owned entities	(8,757)	(46,021)	9,904	1,147	(47,379)
Loss (income) from real estate fund investments	28,976	(4,391)	8,807	37,783	(4,659)
Interest and other investment income, net	(30,892)	(8,541)	24,384	(6,508)	(15,236)
Net gains on disposition of wholly owned and partially owned assets	(23,559)	—	—	(23,559)	(501)
Income from discontinued operations	(683)	(18,111)	363	(320)	(33,429)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,160)	(16,269)	(17,312)	(34,472)	(32,607)

Add:
Depreciation and amortization expense	111,846	105,123	108,686	220,532	210,251
General and administrative expense	34,427	35,405	42,533	76,960	81,580
Transaction related costs and other	1,017	260	13,156	14,173	1,012
NOI from partially owned entities	65,752	67,016	67,513	133,265	133,113
Interest and debt expense	87,657	84,789	88,166	175,823	167,513
Income tax expense (benefit)	467	(610)	2,554	3,021	2,303
NOI at share	354,429	346,134	349,036	703,465	683,292
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(12,481)	(22,475)	(17,948)	(30,429)	(42,956)
NOI at share - cash basis	$341,948	$323,659	$331,088	$673,036	$640,336

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$458,552	$436,862	$200,903	$185,712	$257,649	$251,150	$(10,533)	$(17,937)	$247,116	$233,213
Other	83,266	74,225	35,078	29,988	48,188	44,237	487	(2,347)	48,675	41,890
Consolidated total	541,818	511,087	235,981	215,700	305,837	295,387	(10,046)	(20,284)	295,791	275,103
Noncontrolling interests' share in consolidated subsidiaries	(27,093)	(25,805)	(9,933)	(9,536)	(17,160)	(16,269)	150	1,934	(17,010)	(14,335)
Our share of partially owned entities	112,196	109,585	46,444	42,569	65,752	67,016	(2,585)	(4,125)	63,167	62,891
Vornado's share	$626,921	$594,867	$272,492	$248,733	$354,429	$346,134	$(12,481)	$(22,475)	$341,948	$323,659

	For the Three Months Ended March 31, 2018
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$448,484	$197,916	$250,568	$(15,167)	$235,401
Other	87,953	39,686	48,267	(665)	47,602
Consolidated total	536,437	237,602	298,835	(15,832)	283,003
Noncontrolling interests' share in consolidated subsidiaries	(27,050)	(9,738)	(17,312)	544	(16,768)
Our share of partially owned entities	110,300	42,787	67,513	(2,660)	64,853
Vornado's share	$619,687	$270,651	$349,036	$(17,948)	$331,088

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$907,036	$863,101	$398,819	$368,819	$508,217	$494,282	$(25,700)	$(36,847)	$482,517	$457,435
Other	171,219	156,044	74,764	67,540	96,455	88,504	(178)	(4,600)	96,277	83,904
Consolidated total	1,078,255	1,019,145	473,583	436,359	604,672	582,786	(25,878)	(41,447)	578,794	541,339
Noncontrolling interests' share in consolidated subsidiaries	(54,143)	(51,674)	(19,671)	(19,067)	(34,472)	(32,607)	694	5,386	(33,778)	(27,221)
Our share of partially owned entities	222,496	219,066	89,231	85,953	133,265	133,113	(5,245)	(6,895)	128,020	126,218
Vornado's share	$1,246,608	$1,186,537	$543,143	$503,245	$703,465	$683,292	$(30,429)	$(42,956)	$673,036	$640,336
________________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2018 COMPARED TO JUNE 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share (non-GAAP) for the three months ended June 30, 2018	$354,429	$295,867		$27,816	$13,660	$17,086
Less NOI at share from:
Acquisitions	(503)	(439)		(64)	—	—
Dispositions	(310)	(310)		—	—	—
Development properties placed into and out of service	(12,794)	(12,794)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	1,941	1,984		(43)	—	—
Other non-operating income, net	(17,583)	(497)		—	—	(17,086)
Same store NOI at share (non-GAAP) for the three months ended June 30, 2018	$325,180	$283,811		$27,709	$13,660	$—

NOI at share (non-GAAP) for the three months ended June 30, 2017	$346,134	$286,188		$26,182	$12,032	$21,732
Less NOI at share from:
Acquisitions	5	(164)		169	—	—
Dispositions	(406)	(406)		—	—	—
Development properties placed into and out of service	(12,329)	(12,329)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	(166)	(166)		—	—	—
Other non-operating income, net	(22,573)	(841)		—	—	(21,732)
Same store NOI at share (non-GAAP) for the three months ended June 30, 2017	$310,665	$272,282		$26,351	$12,032	$—

Increase in same store NOI at share for the three months ended June 30, 2018 compared to June 30, 2017	$14,515	$11,529		$1,358	$1,628	$—

% increase in same store NOI at share	4.7%	4.2%	(1)	5.2%	13.5%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 4.6% .

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2018 COMPARED TO JUNE 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share (non-GAAP) for the six months ended June 30, 2018	$703,465	$584,463		$54,691	$27,171	$37,140
Less NOI at share from:
Acquisitions	(938)	(789)		(149)	—	—
Dispositions	(364)	(364)		—	—	—
Development properties placed into and out of service	(13,205)	(13,205)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	814	857		(43)	—	—
Other non-operating income, net	(38,217)	(1,077)		—	—	(37,140)
Same store NOI at share (non-GAAP) for the six months ended June 30, 2018	$651,555	$569,885		$54,499	$27,171	$—

NOI at share (non-GAAP) for the six months ended June 30, 2017	$683,292	$563,343		$52,071	$24,066	$43,812
Less NOI at share from:
Acquisitions	36	(164)		200	—	—
Dispositions	(883)	(883)		—	—	—
Development properties placed into and out of service	(12,313)	(12,313)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	(825)	(804)		(21)	—	—
Other non-operating income, net	(45,738)	(1,926)		—	—	(43,812)
Same store NOI at share (non-GAAP) for the six months ended June 30, 2017	$623,569	$547,253		$52,250	$24,066	$—

Increase in same store NOI at share for the six months ended June 30, 2018 compared to June 30, 2017	$27,986	$22,632		$2,249	$3,105	$—

% increase in same store NOI at share	4.5%	4.1%	(1)	4.3%	12.9%	—%

____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 4.2% .

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2018 COMPARED TO MARCH 31, 2018
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share (non-GAAP) for the three months ended June 30, 2018	$354,429	$295,867		$27,816	$13,660	$17,086
Less NOI at share from:
Acquisitions	(288)	(224)		(64)	—	—
Dispositions	(310)	(310)		—	—	—
Development properties placed into and out of service	(12,794)	(12,794)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	1,941	1,984		(43)	—	—
Other non-operating income, net	(17,583)	(497)		—	—	(17,086)
Same store NOI at share (non-GAAP) for the three months ended June 30, 2018	$325,395	$284,026		$27,709	$13,660	$—

NOI at share (non-GAAP) for the three months ended March 31, 2018	$349,036	$288,596		$26,875	$13,511	$20,054
Less NOI at share from:
Acquisitions	(206)	(121)		(85)	—	—
Dispositions	(54)	(54)		—	—	—
Development properties placed into and out of service	(11,654)	(11,654)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	(1,127)	(1,127)		—	—	—
Other non-operating income, net	(20,633)	(579)		—	—	(20,054)
Same store NOI at share (non-GAAP) for the three months ended March 31, 2018	$315,362	$275,061		$26,790	$13,511	$—

Increase in same store NOI at share for the three months ended June 30, 2018 compared to March 31, 2018	$10,033	$8,965		$919	$149	$—

% increase in same store NOI at share	3.2%	3.3%	(1)	3.4%	1.1%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share decreased by 0.3%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2018 COMPARED TO JUNE 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2018	$341,948	$283,154		$27,999	$13,808	$16,987
Less NOI at share - cash basis from:
Acquisitions	(355)	(291)		(64)	—	—
Dispositions	(242)	(242)		—	—	—
Development properties placed into and out of service	(13,686)	(13,686)		—	—	—
Lease termination income	(162)	—		(162)	—	—
Other non-operating income, net	(17,483)	(496)		—	—	(16,987)
Same store NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2018	$310,020	$268,439		$27,773	$13,808	$—

NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2017	$323,659	$267,891		$24,897	$11,151	$19,720
Less NOI at share - cash basis from:
Acquisitions	106	(63)		169	—	—
Dispositions	(297)	(297)		—	—	—
Development properties placed into and out of service	(12,340)	(12,340)		—	—	—
Lease termination income	(218)	(218)		—	—	—
Other non-operating income, net	(21,287)	(1,567)		—	—	(19,720)
Same store NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2017	$289,623	$253,406		$25,066	$11,151	$—

Increase in same store NOI at share - cash basis for the three months ended June 30, 2018 compared to June 30, 2017	$20,397	$15,033		$2,707	$2,657	$—

% increase in same store NOI at share - cash basis	7.0%	5.9%	(1)	10.8%	23.8%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 6.3%.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2018 COMPARED TO JUNE 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis (non-GAAP) for the six months ended June 30, 2018	$673,036	$554,427		$55,078	$26,634	$36,897
Less NOI at share - cash basis from:
Acquisitions	(639)	(490)		(149)	—	—
Dispositions	(220)	(220)		—	—	—
Development properties placed into and out of service	(14,290)	(14,290)		—	—	—
Lease termination income	(1,223)	(1,061)		(162)	—	—
Other non-operating income, net	(37,972)	(1,075)		—	—	(36,897)
Same store NOI at share - cash basis (non-GAAP) for the six months ended June 30, 2018	$618,692	$537,291		$54,767	$26,634	$—

NOI at share - cash basis (non-GAAP) for the six months ended June 30, 2017	$640,336	$526,674		$49,429	$22,476	$41,757
Less NOI at share - cash basis from:
Acquisitions	137	(63)		200	—	—
Dispositions	(665)	(665)		—	—	—
Development properties placed into and out of service	(12,234)	(12,234)		—	—	—
Lease termination income	(3,279)	(3,248)		(31)	—	—
Other non-operating income, net	(44,356)	(2,599)		—	—	(41,757)
Same store NOI at share - cash basis (non-GAAP) for the six months ended June 30, 2017	$579,939	$507,865		$49,598	$22,476	$—

Increase in same store NOI at share - cash basis for the six months ended June 30, 2018 compared to June 30, 2017	$38,753	$29,426		$5,169	$4,158	$—

% increase in same store NOI at share - cash basis	6.7%	5.8%	(1)	10.4%	18.5%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 5.8%.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2018 COMPARED TO MARCH 31, 2018
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2018	$341,948	$283,154		$27,999	$13,808	$16,987
Less NOI at share - cash basis from:
Acquisitions	(288)	(224)		(64)	—	—
Dispositions	(242)	(242)		—	—	—
Development properties placed into and out of service	(13,686)	(13,686)		—	—	—
Lease termination income	(162)	—		(162)	—	—
Other non-operating income, net	(17,484)	(497)		—	—	(16,987)
Same store NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2018	$310,086	$268,505		$27,773	$13,808	$—

NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2018	$331,088	$271,273		$27,079	$12,826	$19,910
Less NOI at share - cash basis from:
Acquisitions	(206)	(121)		(85)	—	—
Dispositions	22	22		—	—	—
Development properties placed into and out of service	(12,808)	(12,808)		—	—	—
Lease termination income	(1,061)	(1,061)		—	—	—
Other non-operating income, net	(20,488)	(578)		—	—	(19,910)
Same store NOI at share - cash basis (non-GAAP) for the three months ended March 31, 2018	$296,547	$256,727		$26,994	$12,826	$—

Increase in same store NOI at share - cash basis for the three months ended June 30, 2018 compared to March 31, 2018	$13,539	$11,778		$779	$982	$—

% increase in same store NOI at share - cash basis	4.6%	4.6%	(1)	2.9%	7.7%	—%

____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 0.7%.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED)
(unaudited and in thousands)

Three Months Ended June 30, 2018
Consolidated revenues	$541,818
Noncontrolling interest adjustments	(27,093)
Consolidated revenues at our share (non-GAAP)	514,725
Unconsolidated revenues at our share	112,196
Our pro rata share of revenues (non-GAAP)	$626,921
Our pro rata share of revenues (annualized) (non-GAAP)	$2,507,684

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	June 30, 2018
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$8,108,618	$55,855	$8,164,473
Senior unsecured notes	843,417	6,583	850,000
$750 Million unsecured term loan	749,494	506	750,000
$2.5 Billion unsecured revolving credit facilities	80,000	—	80,000
	$9,781,529	$62,944	$9,844,473

- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre
(unaudited and in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures.

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2018
	2018	2017		2018	2017
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$105,338	$147,484	$282	$105,620	$221,331
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	26,175	(7,677)	8,274	34,449	(14,414)
Net income attributable to the Operating Partnership	131,513	139,807	8,556	140,069	206,917
EBITDAre adjustments at share:
Depreciation and amortization (Includes $31,892 and $65,575 of discontinued operations for the three and six months ended June 30, 2017, respectively)	130,551	168,247	130,204	260,755	339,784
Interest and debt expense (Includes $12,008 and $23,569 of discontinued operations for the three and six months ended June 30, 2017, respectively)	112,874	118,586	116,232	229,106	234,913
Income tax expense (Includes $366 and $720 of discontinued operations for the three and six months ended June 30, 2017, respectively)	573	289	2,561	3,134	3,780
Net gains on sale of depreciable real estate	(24,449)	(15,339)	(305)	(24,754)	(19,459)
Real estate impairment losses	—	167	4	4	3,218
EBITDAre at share (non-GAAP)	351,062	411,757	257,252	608,314	769,153
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(13,431)	19,947	4,314	(9,117)	38,760
EBITDAre (non-GAAP)	$337,631	$431,704	$261,566	$599,197	$807,913

- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED
(unaudited and in thousands)
	For the Three Months Ended			For the Six Months Ended
	June 30,		March 31, 2018	June 30,
	2018	2017		2018	2017
EBITDAre (non-GAAP)	$337,631	$431,704	$261,566	$599,197	$807,913

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	$13,431	$(19,947)	$(4,314)	$9,117	$(38,760)

Certain expense (income) items that impact EBITDAre:
(Increase) decrease in fair value of marketable securities (including our share of partially owned entities)	(16,024)	—	34,660	18,636	—
666 Fifth Avenue Office Condominium (49.5% interest)	(6,538)	(5,954)	(6,648)	(13,186)	(12,103)
Profit participation on the April 2018 sale of 701 Seventh Avenue	(5,457)	—	—	(5,457)	—
Our share of (income) loss from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest)	(551)	304	(814)	(1,365)	3,539
EBITDAre from discontinued operations (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)	(374)	(65,921)	269	(105)	(128,262)
Net gain resulting from UE operating partnership unit issuances	—	(15,900)	—	—	(15,900)
Net gain on repayment of our Suffolk Downs JV debt investments	—	(11,373)	—	—	(11,373)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing	—	—	23,503	23,503	—
Other	837	379	1,228	2,065	349
	(28,107)	(98,465)	52,198	24,091	(163,750)
EBITDAre, as adjusted (non-GAAP)	$322,955	$313,292	$309,450	$632,405	$605,403

- xvi -

- xvii -